EXHIBIT 99.4

Dr. Robb Fraley Chief Technology Officer Investor Meeting April 4, 2002

Forward Looking Statements

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup® herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Earnings per share (EPS) and earnings before interest and taxes (EBIT) discussed in this presentation excludes special items. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

Highlights

Monsanto Is Transforming Agriculture

Strong core businesses
Growing biotechnology business with great upside
Leadership position in genomics and seeds
Broadest and deepest pipeline in the industry

Steady profit and cash growth through innovation and cost management

Monsanto's is Uniquely Positioned to Benefit from Its $560M R&D Investment

2001 R&D Investment

Ag Chem

17%

Biotech & Seeds

83%

Monsanto

Biotech & Seeds

29%

Ag Chemicals

71%

Rest of Industry Average*

* Source: Phillips McDougall

Monsanto's Overall R&D Strategy

Platforms

R&D investment: 10% of sales
Differentiate on genomics, breeding and biotechnology
Drive productivity step changes, proprietary position and speed to market

Markets

Prioritize: Corn Soy Cotton Wheat
Develop feed and processing traits via Renessen joint venture
Establish downstream partnerships for food quality traits

Products

Balance pipeline:
near- and long-term growth
Commercialize high margin biotech traits and seeds
Strengthen product offerings with integrated solutions

Steady Profit and Cash Growth Through Innovation

Our R&D Platforms Have a Proven Track Record

Pipeline Platforms

Genomics

Biotech Traits

Better Breeding

Pipeline Advances Products on Two Parallel Paths to Market

New Biotech Crops & Markets

AND

Faster, Better Hybrids & Varieties

Integrated R&D Platforms Enable Turnkey Product Development from "Gene to Seed" Worldwide

Genomics:
Gene Discovery
Gene Characterization
Gene Application

Biotechnology:
Crop Transformation
Trait Development
Regulatory Science

Breeding:
Molecular Genetics
Quality Assurance
Elite Seed Germplasm

20+ Basic Science Research Centers
100+ Breeding Stations (corn, oilseeds, wheat)
Industry Leading Bio-informatics
Renessen Joint Venture with Cargill
15+ Enabling Alliances

Newest alliance: Monsanto and Ceres gene technology collaboration
Multiple technologies to rapidly discover plant genes and their functions
Accelerates Monsanto's product pipeline

Monsanto's R&D Platforms Lead Industry in Productivity

90+% of global biotech acres

Number of USDA product approvals
30
25
20
15
10
5
0
28
10
4
3
1
Monsanto
Bayer/Aventis
Syngenta
DuPont/Pioneer
Dow
Monsanto Has 50+% of All USDA Approvals for Biotech Products

MONSANTO

8

Monsanto's R&D Platforms Lead
Industry in Productivity

28% of plant biotech patents filed
41% of USDA field test applications submitted
52% of USDA product approvals received

90+% of global biotech acres

Number of USDA product approvals

Monsanto Has 50+% of All USDA Approvals for Biotech Products

28
Monsanto

10
Bayer/Aventis

4
Syngenta

3
DuPont/Pioneer

1
Dow

Global Biotech Crop Acreage Continues To Grow

Acres in Millions
140
120
100
80
60
40
20
0
Other
Monsanto
4
28
70
99
109
130
1996
1997
1998
1999
2000
2001

- **Biotech share of crop acreage:**

9

Global Biotech Crop Acreage Continues To Grow Acres in Millions 4 1996 28 1997 70 1998 99 1999 109 2000 130 2001 Biotech share of crop acreage:

	GLOBAL	U.S.
Soybean	46%	74%
Cotton	20%	76%
Canola	11%	67%
Corn	7%	27%
Monsanto's trait share 90+% 2001 acreage grew 18% overall in 13 countries Early indications put U.S. 2002 acreage growth in high single digits Traits have operating margins of 60-80%

Monsanto Product Pipeline

	Discovery	Phase 1	Phase 2	Phase 3	Phase 4
	Gene/trait identification High-throughput screening	Proof of concept Test gene in plants	Early product development Field trials and pre-regulatory studies	Advanced development Efficacy and regulatory data	Final regulatory submission Produce seed and launch plan
Duration	24-48+ months	12-24+ months	12-24+ months	12-24+ months	12-36+ months
Input Trait Candidates Farmer productivity	▪ Grain yield ▪ Environmental stress tolerance ▪ Insect control ▪ *Roundup Ready*	▪ Higher-yielding corn ▪ *YieldGard* II insect-protected corn ▪ Specialized corn	▪ Enhanced *Roundup Ready* cotton ▪ Higher-yielding soybeans ▪ *Roundup Ready* and insect-protected soybeans	▪ *Roundup Ready / YieldGard* rootworm-protected corn ▪ *Roundup Ready* wheat ▪ Hybrid *Roundup Ready* canola	▪ *YieldGard* rootworm-protected corn ▪ *Bollgard* II insect-protected cotton ▪ Conservation tillage elite germplasm
Output Trait Candidates Consumer benefit	▪ Protein enhancements ▪ Lipid enhancements ▪ Carbohydrate enhancements ▪ Bioactive compounds	▪ Improved-oil soybeans for feed ▪ Improved-energy corn III for feed ▪ Healthier oil for food uses	▪ Improved-protein soybeans for feed	▪ High starch/ethanol corn ▪ Improved-energy corn II for feed	▪ *Processor Preferred* soybeans ▪ Improved-energy corn I for feed

10

Monsanto Product Pipeline

Discovery

Gene/trait identification
High-throughput screening

Duration

24-48+ months

Input Trait Candidates
Farmer productivity

Grain yield
Environmental stress tolerance
Insect control
Roundup Ready

Output Trait Candidates
Consumer benefit

Protein enhancements
Lipid enhancements
Carbohydrate enhancements
Bioactive compounds

Phase 1

Proof of concept
Test gene in plants

Duration

12-24+ months

Input Trait Candidates
Farmer productivity

Higher-yielding corn
YieldGard II insect-protected corn
Specialized corn

Output Trait Candidates
Consumer benefit

Improved-oil soybeans for feed
Improved-energy corn III for feed
Healthier oil for food uses

Phase 2

Early product development
Field trials and pre-regulatory studies

Duration

12-24+ months

Input Trait Candidates
Farmer productivity

Enhanced Roundup Ready cotton
Higher-yielding soybeans
Roundup Ready and insect-protected soybeans

Output Trait Candidates
Consumer benefit

Improved-protein soybeans for feed

Phase 3

Advanced development
Efficacy and regulatory data

Duration

12-24+ months

Input Trait Candidates
Farmer productivity

Roundup Ready / YieldGard rootworm-protected corn
Roundup Ready wheat
Hybrid Roundup Ready canola

Output Trait Candidates
Consumer benefit

High starch/ethanol corn
Improved-energy corn II for feed

Phase 4

Final regulatory submission
Produce seed and launch plan

Duration

12-36+ months

Input Trait Candidates
Farmer productivity

YieldGard rootworm-protected corn
Bollgard II insect-protected cotton
Conservation tillage elite germplasm

Output Trait Candidates
Consumer benefit

Processor Preferred soybeans
Improved-energy corn I for feed

Roundup Ready Corn

Target Acreage	GLOBAL	U.S.
Total Planted	**340M**	**78M**
Market Opportunity	**175M**	**74M**

Grower Benefits

- **Simpler, safer, reduces costs**
- **Enables conservation tillage**
- **Outstanding performance**

Value

Commercialization

- **50+% growth in 2002**

Grower Satisfaction Greater than 95%

100
90
80
70
60
50
40
30
20
10
0
73
23
78
19
2000
2001
Very Satisfied
Somewhat Satisfied

Roundup Ready Corn Is Rapidly Growing

Acres in Millions
8
7
6
5
4
3
2
1
0
0.9
2.3
2.7
4.5
7.0
'98
'99
2000
'01
'02 (projected)

MONSANTO

11

Roundup Ready Corn

Target Acreage

Total Planted

GLOBAL

340M

U.S.

78M

Market Opportunity

GLOBAL

175M

U.S.

74M

Grower Benefits
Simpler, safer, reduces costs
Enables conservation tillage
Outstanding performance

Value
Farmers place value of lower costs, better yields at $17.50/acre
Monsanto charges $6/acre royalty fee

Commercialization
50+% growth in 2002

Grower Satisfaction Greater than 95%

2000

Very
Satisfied

73

Somewhat
Satisfied

23

2001

Very
Satisfied

78

Somewhat
Satisfied

19

Roundup Ready Corn Is Rapidly Growing

Acres in Millions

0.9

'98

2.3

'99

2.7

2000

4.5

'01

7.0

'02 (projected)

YieldGard Rootworm Corn

Target Acreage	GLOBAL	U.S.
Total Planted	**340M**	**78M**
Market Opportunity	**65M**	**47M**

Grower Benefits

Value

Commercialization

YieldGard
Rootworm
Control

YieldGard Rootworm vs. Insecticides
(Rootworm Injury Rating:
Low Score Wins)
Economic Threshold
4
3
2
1
1.8
2.4
3.0
4.1
YieldGard Rootworm
Best Commercial Standard "Counter"
Average of Next Top 4 Standard Insecticides
Untreated Control

12

YieldGard Rootworm Corn

Target Acreage

Total Planted

GLOBAL

340M

U.S.

78M

Market Opportunity

GLOBAL

65M

U.S.

47M

Grower Benefits
Superior control, safer to environment, reduces input costs and increases yield

Value
Current products cost $12-$14/acre
Monsanto's fee competitive with current products plus added value

Commercialization
Japan approved; expect U.S. in 2002
Launch up to ~1M acres in 2003; demand expected to outstrip supply
First to market, 2-3 yrs. ahead of the competition

YieldGard Rootworm

Control

YieldGard Rootworm vs. Insecticides

(Rootworm Injury Rating: Low Score Wins)
Economic Threshold

YieldGard Rootworm

1.8

Best Commercial Standard
"Counter"

2.4

Average of Next Top 4 Standard Insecticides

3.0

Untreated Control

4.1

Bollgard II Cotton

Target Acreage	GLOBAL	U.S.
Total Planted	56M	14M
Market Potential	41M	11M

Grower Benefits

Value

Commercialization

Cotton Boll Damage
Cotton Boll Protected
Control
Bollgard

USDA Bollgard II Trials
Demonstrate Better Control
Mean # insects
16
14
12
10
8
6
4
2
0
Beet Armyworm
Soybean Looper
Fall Armyworm
Bollgard
Bollgard II
Source: USDA

13

Bollgard II Cotton

Target Acreage

Total Planted

GLOBAL

56M

U.S.

14M

Market Potential

GLOBAL

41M

U.S.

11M

Grower Benefits
Insect resistance management
Increased control of target pests
Reduction in insecticide application

Value
Market Expansion
Bollgard II creates incremental
$8-12 /acre in grower value over Bollgard

Commercialization
Expect U.S. & Japan approval 2002
Commercial launch in 2003:
Bollgard II up to 40K acres
Bollgard II and RR stack up to 250K acres

Cotton Boll Damage

Control

Cotton Boll Protected

Bollgard

USDA Bollgard II Trials
Demonstrate Better Control

Mean # insects

Bollgard

Beet Armyworm
(no figures)
Soybean Looper
(no figures)
Fall Armyworm
(no figures)

Bollgard II

Beet Armyworm
(no figures)

Source: USDA

Roundup Ready Wheat

Target Acreage	Global	N.A.
Total Spring Wheat	**227M**	**40M**
Market Opportunity	**125M**	**37M**

Grower Benefits

Value

Commercialization

Roundup Ready Wheat
Untreated Control

Grower Revenue $ per Acre
$80
$70
$60
$50
$40
$30
$20
$10
$0
$78
$63
Roundup Ready Wheat Advantage: $15/A
($14 yield +$1 cleaner grain)
2001 Canadian Perennial Weed Control Trials
Roundup Ready System
Competitor's Best System

14

Roundup Ready Wheat

Target Acreage

Total Spring Wheat

Global

227M

N.A.

40M

Market Opportunity

Global

125M

N.A.

37M

Grower Benefits

Simpler and safer than current herbicide systems
Better yields and improved grain quality

Value

Current herbicides cost $13/acre
Monsanto's fee competitive with current products plus added value

Commercialization

Currently in phase IV of pipeline; data being gathered for regulatory submissions in U.S. and Canada

Roundup Ready Wheat

Untreated Control

Grower Revenue $ per Acre

Roundup Ready Wheat Advantage: $15/A
($14 yield + $1 cleaner grain)

Roundup Ready System

$78

Competitor's Best System

$63

2001 Canadian Perennial Weed Control Trials

Renessen: Monsanto/Cargill Grain Processing and Animal Feed Joint Venture

Renessen Joint Venture Connects Biotechnology Innovations With Processing Know-how

First Global Alliance to Span the Value Chain

Seeds
& Biotech
Traits

Crop
Production & Handling

Grain
Milling & Processing

Feed &
Processed Products

Customers
Poultry Producers
Swine Producers
Cattle Producers
Grain Processors

Sources of Value

Trait premiums associated with the value of new crop products

Improved processing yield or efficiency
Oil
Protein
Starch

New feed ingredients
Improved product quality and utility

Improved productivity and cost position
Higher-value products

Renessen: High Value Feed Corn

Target Opportunity  Global
Total Feed Volume  530 MMT
Market Opportunity  320 MMT

Poultry and Swine Producer Benefits
Lower cost of animal feed ration
Improved amino acid balance
Increased total protein and energy

Value
$15-32 added value per metric ton
Grow market for corn as animal feed

Commercialization
Increased amino acids in phase I - III
Field and feeding trials under way
High lysine events in regulatory trials

Poultry and Swine Feed Ration

Enhanced Levels of the Amino Acid Lysine in Corn Seeds

Lysine in grain (ppm)

Line 1

Background A

Line 2

Background A

Control

Line 1

Background B

Line 2

Background B

Control

Renessen: Higher Nutrient Density Soy Animal Feed

Target Opportunity	Global
Total Soybean Meal Volume	**102 MMT**
Market Opportunity	**90 MMT**

Benefits: Poultry and Swine Producers

Value

Commercialization

Enhanced Levels of the Amino Acid Tryptophan in Soybean Seeds
TRP (ppm)
4000
3000
2000
1000
0
Line 1
Line 2
Line 3
Control

17

Renessen: Higher Nutrient Density Soy Animal Feed

Target Opportunity

Total Soybean Meal Volume

Global

102 MMT

Market Opportunity

Global

90 MMT

Benefits: Poultry and Swine Producers
Lower cost of animal feed ration
Improved amino acid balance
Increased total protein and energy
Safe protein replacement (non-animal)

Value
New standard for soybean meal feed
$24-50 added value per metric ton

Commercialization
Increased amino acids in phase II
Commercial line selection in progress
Pre-regulatory studies in progress

Enhanced Levels of the Amino Acid Tryptophan in Soybean Seeds

[BAR CHART]

Line 1
(no figures)

Line 2
(no figures)

Line 3
(no figures)

Control
(no figures)

Quality Traits Target Consumer Benefits and Downstream Partners

VITAMIN ENRICHED CEREAL. A SMALL TASTE OF THINGS TO COME.

Consumer Needs
- Taste
- Convenience
- Health
- Variety
- Economical

MONSANTO

18

Quality Traits Target Consumer Benefits and Downstream Partners

Consumer Needs
Taste
Convenience
Health
Variety
Economical

R&D Platforms
Breeding, Biotech and Genomics
Soybeans
Corn
Wheat

New Products
Better Food Oils
Improved Protein
Starch Modification
Bio-Lubricants
Nutritional Enhancements

Essential Omega 3 Fatty Acids

Target Opportunity

Value-added packaged foods, ingredients and supplements

Benefit

Commercialization

- **Discovery phase project**

Omega 3 crops

Omega 3 foods

Omega 3 Benefit

Cardiovascular Disease Risk Drops
Percent Decrease in CVD
90
80
70
60
50
40
30
20
10
0
50%
70%
90%
1.25x
1.5x
2x
Fold Increase In EPA+DHA

19

Essential Omega 3 Fatty Acids

Target Opportunity
Value-added packaged foods, ingredients and supplements

Benefit
Consumer:
Improved health
Taste, convenience and variety
Awareness is 55% and growing
Food Manufacturers
Sustainable, cost effective supply
Shelf stable and taste neutral
New products and validated claims

Commercialization
Discovery phase project

Omega 3 crops

Omega 3 foods

Omega 3 Benefit

Cardiovascular
Disease Risk Drops

Percent Decrease in CVD

1.25x

50%

1.5x

70%

2x

90%

Fold Increase In EPA+DHA

Technology Seed Assets Integrated and Performing

Deliver
Accelerate Discovery and Development
2001 - 2002

Increasing new product portfolio depth and value
Field results confirm yield advantage
Reducing time to market for biotech traits in elite germplasm by half

Integrate
Maximize Operational Competencies
2000 - 2001

Maximized biotech penetration via seed channel
Deployed molecular markers into global germplasm
Analytical screens for Residue Proven varieties

Focus
Streamline Technology Platforms

1999 - 2000

Focused biotech pipeline on largest opportunities
Matched germplasm pipeline to market demand
Consolidated breeding and research facilities

Genomics Investment Is Accelerating Breeding Results

Marker Assisted Breeding (MAB) Accelerates Hybrid Corn Performance

Yield
MAB
160
150
140
130
Traditional Breeding
0
1
2
3
4
5
Year

MONSANTO

21

Genomics Investment Is Accelerating Breeding Results

Marker Assisted Breeding (MAB) Accelerates Hybrid Corn Performance

Yield
MAB

Traditional Breeding

[CHART DATA NOT AVAILABLE]

Genetic markers and tools:
Double the rate of yield increases
Accelerate the speed to market for biotech traits

Significant percentage of corn breeding in US is marker assisted; rapidly expanding to other crops

Performance results confirmed by 2001 yield trials

Breeding Technology Is Improving Monsanto's Hybrid Corn Portfolio

DEKALB Brand Portfolio Mix

Percent of Product Portfolio
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
New Hybrids (< 3 yrs. old)
Old Hybrids (> 3 yrs. old)
56%
69%
75%
80%
1998
2000
2002
2004

MONSANTO

22

Breeding Technology Is Improving Monsanto's Hybrid Corn Portfolio

DEKALB Brand Portfolio Mix

Percent of Product Portfolio

New Hybrids (< 3 yrs. old)

1998

56%

2000

69%

2002

75%

2004

80%

Old Hybrids (> 3 yrs. old)

1998

(no figures)

2000

(no figures)

2002

(no figures)

2004

(no figures)

Monsanto is upgrading its corn portfolio with new hybrids
Best genetics ensures maximum trait penetration
Best yield and agronomic performance
80% new optimizes inventory turnover and portfolio COGS

Corn Breeding Technology Translates into Performance Advantage

Hybrid Corn Maturity Zones
95 RM
100 RM
105 RM
110 RM
115 RM
Days from planting to harvest

* Mean of top five hybrids

MONSANTO

23

Corn Breeding Technology Translates into Performance Advantage

Performance Results Confirmed in 2001 Yield Trials Across Corn Belt

Hybrid Corn Maturity Zones

Days from planting to harvest

RM 95 - 115 represents
84% of U.S. corn market

Monsanto Advantage vs. Best Commercial Standard*

95 RM

Yield Bushel/Acre

$/Acre

+10%

100 RM

Yield

$/A

+4%

105 RM

Yield

$/A

+2%

110 RM

Yield

$/A

+4%

115 RM

Yield

$/A

+1%

* Mean of top five hybrids

Soybean Breeding Technology Translates into Performance Advantage

Performance Results Confirmed in 2001 Yield Trials

Soybean Maturity Groups

Groups II, III and IV = 62% of U.S. soybean market

Monsanto Advantage vs. Best Commercial Standard*

Group II
(AG2703)

Yield Bushel/Acre

$/Acre

+5%

Group III
(AG3302)

Yield

$/A

+4%

Group IV
(AG4403)

Yield

$/A

+15%

* Mean of top five varieties

Residue Proven Seeds Satisfy Market Demand in Conservation Tillage

Target Acreage	Corn		Soybeans	
	Global	U.S.	Global	U.S.
Total planted	340M	78M	190M	73M
Opportunity	172M	21M	141M	33M

Grower Benefits

Value

Commercialization

>90% Overall Satisfaction for
Residue Proven soybean varieties

Residue Proven Soybeans
Advantage vs. Best Competitor

% change
Group II
(AG2602)
Yield bushel/acre
$/A
+6%
Group III
(AG3003)
Yield bushel/acre
$/A
+7%
10
20

25

Residue Proven Seeds Satisfy Market Demand in Conservation Tillage

Target Acreage

Total planted

Corn

Global

340M

U.S.

78M

Soybeans

Global

190M

U.S.

73M

Opportunity

Corn

Global

172M

U.S.

21M

Soybeans

Global

141M

U.S.

33M

Grower Benefits
Superior emergence and seedling vigor
Outstanding disease resistance
Higher yields

Value
Accelerates adoption of con-till
Capture 5-10% premium
Solution sell enhances gross margin

Commercialization
2001 Residue Proven seeds sold out
2002 Residue Proven portfolio upgrade:
38% of soybean varieties (up from 31%)
39% of corn hybrids (up from 13%)

>90% Overall Satisfaction for
Residue Proven soybean varieties

Residue Proven Soybeans Advantage vs. Best Competitor

Group II
(AG2602)

Yield bushel/acre

$/A

% change

+6%

Group III
(AG3003)

Yield bushel/acre

$/A

% change

+7%

Highlights

Monsanto Is Transforming Agriculture

Strong core businesses
Growing biotechnology business with great upside
Leadership position in genomics and seeds
Broadest and deepest pipeline in the industry

Steady profit and cash growth through innovation and cost management

Pipeline Rich with High Quality Proprietary
Gene Leads

Gene Bank

100,000's Genes

1,000's Prospects

100's Hits

10's Leads

New Products

"Sourcing"

Built a Rich
Bank
Of Genes

"Screens"

Trait-Based
New Products
Screens

"Leads"

Advancing
Best Gene
Traits

Monsanto's Commitment To Unlocking the Potential in Plants
First to sequence a plant: Arabidopsis (25K genes)
First to sequence a crop: Rice (50K genes)
Access to complete gene catalog:
Corn (50K genes)
Soybean (45K genes)

Genomics Leads Now Advancing to Development

Target

Yield
Pest
Quality
Stress

Screen

Yield
Photosynthesis
Seed development
Plant form
Nutrient utilization
Harvest ability

Pest
Disease resistance
Insect resistance

Quality
Starch / Carbohydrates
Lipids / Oils
Protein

Stress
Heat tolerance
Cold tolerance
Drought tolerance
Nutrient conversion

Control
+ Gene A

Photosynthesis
(More Biomass)

Control
+ Gene A

Nutrient Utilization
(More Root Hairs)

Control
+ Gene A

Environmental Stress
(Drought Stress)

Discovery: Soybean Yield
(Photosynthesis)

Target Acreage

Total Planted
GLOBAL
190M
U.S.
73M

Market Opportunity
GLOBAL
102M
U.S.
54M

Grower Benefits

Increased bushels per acre
Improved crop performance and consistency year to year
Greater output per unit input

Value

10% yield increase = $24/A

Commercialization
Discovery phase project

1. Identify Gene; Test in Model System
Arabidopsis
Control
+ Gene A

2. Confirm Activity Translates in Crop
Soybean
Control
+ Gene A

Discovery: Stress
(Drought, Heat, Cold Tolerance)

Target Acreage

Total Planted

Hybrid Corn

GLOBAL

340M

U.S.

78M

Market Opportunity

GLOBAL

175M

U.S.

74M

Grower Benefits
Crops reach their genetic potential
Less risk from weather
Earlier planting, longer season
Faster germination, healthier start
Improved pollination

Value
5-10% yield increase = $18-36/A
Increased crop acres

Commercialization
Discovery phase project

Identify Gene & Test in Model System

Drought Stress
Arabidopsis

Control

+ Gene C

Confirm Activity Translates in Crop

Drought Stressed
Rice

Control

+ Gene D

Discovery: Corn Yield
(Nutrient Utilization)

Target Acreage

	GLOBAL	U.S.
Total Planted	**340M**	**78M**
Market Opportunity	**175M**	**74M**

Grower Benefits

Value

- **10% yield increase = $36/acre**
- **Fertilizer optimization**

Commercialization

- **Discovery phase project**

Arabidopsis Check
Arabidopsis Plus Gene B

Seeds/Plant at 10ppm N
140
120
100
80
60
40
20
0
Control
Plus Gene B
Plus Gene B*

31

Discovery: Corn Yield
(Nutrient Utilization)

Target Acreage

Total Planted

GLOBAL
340M

U.S.
78M
Market Opportunity

GLOBAL
175M

U.S.
74M
Grower Benefits
More efficient nitrogen utilization
More efficient water uptake
Improved crop performance
Greater yield per unit input

Value
10% yield increase = $36/acre
Fertilizer optimization

Commercialization
Discovery phase project

Discovered a Gene That Increases the Number of Root Hairs

Arabidopsis
Check

Arabidopsis
Plus Gene B

Increased Root Hairs Improves Seed Yield Under Low Nitrogen Conditions

# Seeds/Plant at 10ppm N

Control

Plus Gene B

Plus Gene B*

Biotech Traits Will Continue To Add Value To Corn

Farm Gate Value Creation is Shared by the Grower, Monsanto and Partners
$ per Acre
Base Seed
YieldGard Corn Borer
$10 - 17
Roundup Ready
$9 - 18
CRW
$20-25
Yield
Nitrogen
Drought
Feed
Growth Pipeline
Near Term Traits
Base Seed
Traditional
New Solutions
Traits Build Value

MONSANTO

32

Biotech Traits Will Continue To Add Value To Corn

Farm Gate Value Creation is Shared by the Grower, Monsanto and Partners
$ per Acre

Traits Build Value

Traditional

Base
Seed

YieldGard Corn Borer

$10 - 17

Roundup Ready

$9 - 18

CRW

$20-25

Yield

Nitrogen

Drought

Feed

New Solutions

Growth Pipeline

Near Term Traits

Base
Seed

Growth Drivers

Delivered
"Best in Class" R&D platforms
Differentiated on genomics, breeding and biotech
Integrated global seed assets
Focused on best opportunities
Launched industry shaping new products

Short Term
Expand core trait business
Pipeline Growth
Roundup Ready Corn
Corn Rootworm
Bollgard II

Medium Term
Plus...
Accelerate seed growth
Yield
Pipeline Growth
Roundup Ready Wheat
Advance Genomic Leads

Long Term
Plus...
Pipeline growth
Yield traits
Quality traits
Input traits 2nd generation
Drive downstream alliances for food, feed and other